UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 4, 2008

Odimo Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51161	223607813
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14051 N.W. 14th Street, Sunrise, Florida		33323
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-835-2233

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.02 Unregistered Sales of Equity Securities.

On February 4, 2008, Odimo Incorporated (the "Company") sold 714,284 newly issued shares of common stock, par value $.001, to four investors, including (i) an entity controlled by Alan Lipton, the Company's Chairman of the Board of Directors, and (ii) Amerisa Kornblum, the Company's President and Chief Financial Officer, each of whom purchased 178,571 of the shares. The aggregate purchase price for the 714,284 shares was $100,000.00. There were no underwriting discounts or commissions. The Company relied upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933 in making the sale.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odimo Incorporated

February 4, 2008	By:	Amerisa Kornblum

Name: Amerisa Kornblum
Title: President